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Exhibit (a)(1)(I)

         THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

Letter of Transmittal
To Tender Up to 18,000,000 Shares of Common Stock
of
FIVE STAR QUALITY CARE, INC.
at
$3.00 Net Per Share
Pursuant to the Offer to Purchase dated October 6, 2016 and
the Amendment and Supplement to the Offer to Purchase dated October 27, 2016 by
ABP Acquisition LLC
a wholly owned subsidiary of
ABP Trust

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY TIME,
ON THURSDAY, NOVEMBER 10, 2016, UNLESS THE OFFER IS EXTENDED.

The Depositary and Paying Agent for the Offer is:

Wells Fargo Bank, N.A.

By Mail: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0858	By Hand or Overnight Courier: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

FOR OFFICE USE ONLY Approved IRS W-9 Completed

DESCRIPTION OF SHARES TENDERED

Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)			Account Registration Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s)) Please make any address correction below

Certificate Number(s) and/or indicate Book- Entry shares	Total Number of Shares Represented by Certificate(s) and/or Book-Entry	Number of Shares Tendered(1)	☐ indicates permanent address change

Total Shares Tendered:

(1)	If you wish to tender fewer than all shares of Five Star Quality Care, Inc. ("FVE") represented by any certificate or held in book-entry form in an account maintained on behalf of FVE by Wells Fargo Bank, N.A., as FVE's transfer agent and registrar, you must indicate in this column the number of shares you wish to tender. Otherwise, all shares represented by share certificates or held in book-entry accounts delivered to the Depositary and Paying Agent will be deemed to have been tendered. By signing and submitting this Letter of Transmittal you warrant that the FVE shares being tendered hereby will not be sold, including through limit order request, unless properly withdrawn from the Offer. See Instruction 4.
☐
Check here if your certificates representing shares of FVE have been lost, destroyed, mutilated or stolen. I have lost my certificate(s) for shares of FVE and require assistance in replacing them. A $75.00 replacement fee must be sent in with the completed Letter of Transmittal. The check must be made payable to Wells Fargo Shareowner Services. If additional forms and fees are needed, you will be contacted. See Instruction 10.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY AND PAYING AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE INDICATED BELOW AND, IF YOU ARE A U.S. HOLDER, COMPLETE IRS FORM W-9 ENCLOSED WITH THIS LETTER OF TRANSMITTAL. IF YOU ARE A NON-U.S. HOLDER, YOU MUST OBTAIN AND COMPLETE AN IRS FORM W-8BEN OR OTHER IRS FORM W-8, AS APPLICABLE.

        PLEASE READ THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF YOU HAVE ALREADY SUBMITTED A LETTER OF TRANSMITTAL, YOU DO NOT NEED TO COMPLETE A NEW LETTER OF TRANSMITTAL UNLESS YOU WOULD LIKE TO TENDER ADDITIONAL SHARES INTO THE OFFER.

        IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, MORROW SODALI GLOBAL LLC AT (203) 658-9400 OR (800) 662-5200.

        This Letter of Transmittal relates to the offer of ABP Acquisition LLC, a Maryland limited liability company ("Purchaser"), to purchase up to 18,000,000 shares of common stock, par value $.01 per share ("Shares"), of Five Star Quality Care, Inc., a Maryland corporation ("FVE"), for $3.00 per share, net to the tendering stockholder in cash, without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 6, 2016, as amended and supplemented by the Amendment and Supplement to the Offer to Purchase dated October 27, 2016 (as each may be further amended or supplemented from time to time), and this Letter of Transmittal (as it may be further amended or supplemented from time to time).

        This Letter of Transmittal is to be used by stockholders if Shares represented by Share certificates are to be forwarded for tender herewith or if Shares are held in book-entry form in an account maintained on behalf of FVE by Wells Fargo Bank, N.A. as FVE's transfer agent and registrar, are being tendered. Wells Fargo Bank, N.A. is also the Depositary and Paying Agent for this tender offer by Purchaser and in such capacity is referred to as, the "Depositary Agent."

        Shares may not be tendered by notice of guaranteed delivery. See Instruction 2.

IMPORTANT
STOCKHOLDER: SIGN HERE
(U.S. Holders Please Complete IRS Form W-9 Enclosed Herein)
(Non-U.S. Holders Please Request and Complete IRS Form W-8BEN or Other Applicable
IRS Form W-8)

(Signature(s) of Owner(s))
Name(s)

Capacity (Full Title)

(See Instructions)

Address

(Include Zip Code)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or, for Shares held in book-entry form, on the account maintained on behalf of FVE by Wells Fargo Bank, N.A., as FVE's transfer agent and registrar. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)—APPLY MEDALLION GUARANTEE STAMP BELOW
(If required—See Instructions 1 and 5)

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5 and 6)

  To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be issued in the name of someone other than the undersigned.

  Issue check to:

Name	(Please Print)
Address
(Include Zip Code)

(U.S. Recipient must complete the enclosed IRS Form W-9)

(Non-U.S. Recipient Please Request and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

  SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if the certificate(s) or book-entry Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail to:

Name	(Please Print)
Address
(Include Zip Code)

 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL
CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to ABP Acquisition LLC, a Maryland limited liability company ("Purchaser"), the above-described shares of common stock, par value $.01 per share ("Shares"), of Five Star Quality Care, Inc., a Maryland corporation ("FVE"), pursuant to the Offer to Purchase dated October 6, 2016, as amended and supplemented by the Amendment and Supplement to the Offer to Purchase dated October 27, 2016 (as each may be further amended or supplemented from time to time, the "Offer to Purchase"), at a price of $3.00 per Share, net to the tendering stockholder in cash, without interest and less any required withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be further amended or supplemented from time to time, the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer"). Purchaser is a wholly owned subsidiary of ABP Trust, a Maryland statutory trust ("ABP Trust"), which is owned by Barry M. Portnoy (a managing director of FVE) and Adam D. Portnoy. ABP Trust is the controlling stockholder of The RMR Group Inc., a Maryland corporation ("RMR Inc."). RMR Inc. is the managing member of The RMR Group LLC, a Maryland limited liability company ("RMR LLC"), which provides management services to FVE. ABP Trust owns, directly and indirectly, an approximate 51.8% economic interest in RMR LLC. The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith. As of October 4, 2016, there were 49,519,051 outstanding Shares. If more than 18,000,000 Shares in the aggregate are properly tendered and not properly withdrawn, Purchaser will purchase Shares properly tendered and not withdrawn on a pro rata basis with appropriate adjustments to avoid the purchase of fractional shares. The Offer and withdrawal rights will expire at 12:00 midnight, New York City time, on Thursday, November 10, 2016, unless the Offer is extended (the "Expiration Time").

        Upon the terms and subject to the conditions of the Offer, and effective upon acceptance for payment of some or all of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby if and to the extent so accepted for payment, and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the Expiration Time (collectively, "Distributions") and irrevocably constitutes and appoints Wells Fargo Bank, N.A. in its capacity as Depositary and Paying Agent for the Offer (the "Depositary Agent") the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares and any Distributions, to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books of FVE maintained by Wells Fargo Bank, N.A. as FVE's transfer agent and registrar, together, in either case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of FVE and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal, or a copy thereof, the undersigned hereby irrevocably appoints Adam D. Portnoy, Matthew P. Jordan and Jennifer B. Clark in their respective capacities as officers of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of FVE stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

        Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of FVE stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when any of the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the certificate(s) have been endorsed to the undersigned in blank. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary Agent for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        It is understood that the undersigned will not receive payment for any Shares unless and until such Shares are accepted for payment and, in the case of Shares held in certificated form, until the certificate(s) owned by the undersigned are received by the Depositary Agent at the address set forth above, together with such additional documents as the Depositary Agent may require, or, in the case of Shares held in book-entry form, ownership of shares is validly transferred on the account books of FVE maintained by the Wells Fargo Bank, N.A. as FVE's transfer agent and registrar, and until the same are processed for payment by the Depositary Agent. It is understood that the method of delivery of the Shares, the certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Shares, certificate(s) and other documents shall pass only after the Depositary Agent has actually received the Shares or certificate(s) (including, in the case of a book-entry transfer, by book-entry confirmation).

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in "Section 2. Procedure for Tendering Shares" in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificate(s) or book-entry account statements representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered."

 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed the box entitled "Special Payment Instructions" on the Letter of Transmittal. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.    This Letter of Transmittal is to be completed by stockholders if Shares represented by Share certificates are to be forwarded for tender herewith or if Shares are held in book-entry form in an account maintained on behalf of FVE by Wells Fargo Bank, N.A. as FVE's transfer agent and registrar, are being tendered. Wells Fargo Bank, N.A. is also the Depositary and Paying Agent for the Offer and in such capacity is referred to as, the "Depositary Agent." Share certificates evidencing tendered Shares, as well as this Letter of Transmittal (or a copy hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary Agent at one of its addresses set forth herein prior to the Expiration Time. If Share certificates are forwarded separately to the Depositary Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shares may not be tendered by notice of guaranteed delivery. Pursuant to the procedures described in this Letter of Transmittal in order for Shares to be validly tendered under the Offer, the Depositary Agent must receive, at one of the addresses set forth above and prior to the Expiration Time of the Offer, either certificates representing the tendered Shares or, in the case of tendered Shares held in book-entry form on the records of FVE, a book-entry confirmation of that delivery.

        By signing and submitting this Letter of Transmittal you warrant that the Shares tendered by this Letter of Transmittal, including tendered Shares held in book-entry on the records of FVE, will not be sold, including through limit order request, unless properly withdrawn from the Offer.

        The method of delivery of this Letter of Transmittal, Share certificate(s) and all other required documents is at the election and the risk of the tendering stockholder. Delivery of all such documents will be deemed made and risk of loss of the certificate(s) shall pass only when actually received by the Depositary Agent (including, in the case of tendered Shares held in book-entry form on the records of FVE, by book-entry confirmation). If such delivery is by mail, it is recommended that all such documents be sent by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

        LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE DEPOSITARY AGENT BEFORE THE EXPIRATION TIME OF THE OFFER. SHARES MAY NOT BE TRANSFERRED BY NOTICE OF GUARANTEED DELIVERY. IF YOU HAVE ALREADY SUBMITTED A LETTER OF TRANSMITTAL, YOU DO NOT NEED TO COMPLETE A NEW LETTER OF TRANSMITTAL UNLESS YOU WOULD LIKE TO TENDER ADDITIONAL SHARES INTO THE OFFER.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be exchanged. All tendering stockholders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

        All questions as to validity, form and eligibility of the surrender of any Shares or certificate(s) hereunder will be determined by Purchaser (which may delegate power in whole or in part to the Depositary Agent). Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. Neither Purchaser nor the Depositary Agent will be under any duty to give notification of any defects or irregularities.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate(s) or account number(s) and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

        4.    Partial Tenders.    If fewer than all of the Shares evidenced by any certificate or held in book-entry form are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered Shares are purchased, a direct registration book-entry statement for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) or held in book-entry form on the records of FVE will be issued and sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. Unless otherwise indicated, all shares represented by the certificate(s) or book-entry accounts set forth above and delivered to the Depositary Agent will be deemed to have been tendered. In each case, Shares will be returned or credited without expense to the stockholder. Shares accepted for tender will be debited on a first-in/first-out basis for cost basis reporting.

        5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) or in which the book-entry accounts of FVE maintained by Wells Fargo Bank, N.A. are registered without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered Shares are registered in different names on several certificates or in several book-entry accounts maintained by Wells Fargo Bank, N.A., it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

        If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by a financial institution (which term includes most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an "Eligible Institution").

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) or book-entry account listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or withholding taxes). If, however, consideration is to be paid to any person(s) other than the registered holder(s), or if tendered certificate(s) or book-entry accounts for Share(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, Purchaser will not be responsible for any stock transfer or similar taxes (whether imposed on the registered holder(s) or such other person(s) or otherwise) payable on account of the transfer to such other person(s) and no consideration shall be paid in respect of such Share(s) unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates or book-entry statements are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Tax implications apply to the registered holder (i.e., person identified in the box titled "Description of Shares Tendered" above) at the time of transfers unless gift or inheritance rules apply. For tax-related information or questions, contact your tax advisor.

        8.    Backup Withholding.    Under U.S. federal income tax laws, the Depositary Agent will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to prevent such backup withholding, a tendering stockholder that is a U.S. person (for U.S. federal income tax purposes) is required to provide the Depositary Agent with a correct Taxpayer Identification Number ("TIN") on IRS Form W-9. The stockholder must, under penalties of perjury, certify that such number is correct and that such stockholder is not subject to backup withholding or, alternatively, establish another basis for exemption from backup withholding. Failure to provide the information requested on IRS Form W-9 may subject the tendering stockholder to penalties imposed by the Internal Revenue Service and to backup withholding at the applicable federal withholding rate. See the enclosed IRS Form W-9 and the instructions thereto for additional information.

        Certain stockholders (including, for example, corporations, financial institutions, tax-exempt entities and IRA plans) are not subject to backup withholding. A foreign ("nonresident alien") stockholder should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary Agent or may be downloaded from the Internal Revenue Service's website at the following address: www.irs.gov, in order to avoid backup withholding.

        9.    Requests for Assistance or Additional Copies.    Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, or IRS Forms W-8 or W-9, which will be provided at Purchaser's expense, may be directed to the Information Agent at the address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

        10.    Waiver of Conditions.    Subject to the terms and conditions of the Offer to Purchase, Purchaser reserves the right, in its sole discretion, to waive any of the conditions of the Offer.

        11.    Lost, Destroyed, Mutilated or Stolen Certificates.    If any of your certificates have been lost, destroyed, mutilated or stolen, please check the box on the cover page of this Letter of Transmittal and indicate the number of shares that need to be replaced. A $75.00 certificate replacement fee must be mailed in with your completed Letter of Transmittal. The check must be made payable to Wells Fargo Shareowner Services. If there are additional forms or fees needed, you will be contacted.

        12.    Withdrawal of Shares Tendered.    Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Time and you may also withdraw your previously tendered Shares at any time after Monday, December 5, 2016 unless such Shares have been accepted for payment as provided in the Offer. After an effective withdrawal you may resubmit to the Depositary Agent a completed replacement of this Letter of Transmittal and any other documents required by the Offer for properly tendering Shares prior to the Expiration Time. For a withdrawal of Shares to be effective, the Depositary Agent must receive from you a written notice of withdrawal at one of its addresses set forth on this Letter of Transmittal and your notice must include your name and the number of Shares to be withdrawn, as well as the name of the registered holder(s) thereof, if it is different from that of the person who tendered the Shares.

        Important: This Letter of Transmittal together with any required signature guarantees, and any other required documents, must be received by the Depositary Agent prior to the Expiration Time and certificates for tendered Shares must be received by the Depositary Agent prior to the Expiration Time. SHARES MAY NOT BE TRANSFERRED BY NOTICE OF GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax laws, the Depositary Agent will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to prevent such backup withholding, a tendering stockholder that is a United States person (for U.S. federal income tax purposes) is required to provide the Depositary Agent with a correct Taxpayer Identification Number ("TIN") on IRS Form W-9. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. Failure to provide the information requested on IRS Form W-9 may subject the tendering stockholder to penalties imposed by the Internal Revenue Service and to backup withholding at the applicable federal withholding rate.

        Certain stockholders (including, for example, corporations, financial institutions, tax-exempt entities and IRA plans) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. person to claim nonresident alien (or foreign) tax status and qualify for an exemption from backup withholding, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual's foreign status. Such IRS Form W-8 may be obtained from the Depositary Agent or may be downloaded from the Internal Revenue Service's website at the following address: www.irs.gov.

        If backup withholding applies, the Depositary Agent is required to withhold 28% of any reportable payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service if required information is timely furnished.

ADDITIONAL INFORMATION

        Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Requests for copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may also be directed to the Information Agent. A Stockholder may also contact such stockholders' broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

470 West Avenue
Stamford, Connecticut 06902

Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: tenderinfo@morrowco.com

requester. Do not certain entities, not individuals; see Exempt payee code (if any) TIN on page 3. or Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3. U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following: • Form 1099-INT (interest earned or paid) • Form 1099-DIV (dividends, including those from stocks or mutual funds) • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099-S (proceeds from real estate transactions) • Form 1099-K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition) • Form 1099-C (canceled debt) • Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2. By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information. Form W-9 (Rev. 12-2014) Cat. No. 10231X Sign Here Signature of Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter. Employer identification number – Part II Certification Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Give Form to the send to the IRS. Print or type See Specific Instructions on page 2. 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification; check only one of the following seven boxes: Individual/sole proprietor or C Corporation S Corporation PartnershipTrust/estate single-member LLC Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner. 4 Exemptions (codes apply only to instructions on page 3): Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.) Other (see instructions) 5 Address (number, street, and apt. or suite no.) Requester’s name and address (optional) 6 City, state, and ZIP code 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a Social security number – –

Page 2 Form W-9 (Rev. 12-2014) Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien; • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; • An estate (other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States: • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; • In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and • In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships above. What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2. d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Page 3 Form W-9 (Rev. 12-2014) Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3. Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.” Line 4, Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you. Exempt payee code. • Generally, individuals (including sole proprietors) are not exempt from backup withholding. • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. • Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2—The United States or any of its agencies or instrumentalities 3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities 5—A corporation 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession 7—A futures commission merchant registered with the Commodity Futures Trading Commission 8—A real estate investment trust 9—An entity registered at all times during the tax year under the Investment Company Act of 1940 10—A common trust fund operated by a bank under section 584(a) 11—A financial institution 12—A middleman known in the investment community as a nominee or custodian 13—A trust exempt from tax under section 664 or described in section 4947 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B—The United States or any of its agencies or instrumentalities C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i) E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i) F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G—A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581 K—A broker L—A trust exempt from tax under section 664 or described in section 4947(a)(1) M—A tax exempt trust under a section 403(b) plan or section 457(g) plan Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4 Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 52 Payments made in settlement of payment card or third party network transactions Exempt payees 1 through 4

Page 4 Form W-9 (Rev. 12-2014) Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester 3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2. *Note. Grantor also must provide a Form W-9 to trustee of trust. Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records from Identity Theft Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk. 1 Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information. 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. Circle the minor’s name and furnish the minor’s SSN. 2 For this type of account: Give name and SSN of: 1. Individual 2. Two or more individuals (joint account) 3. Custodian account of a minor (Uniform Gift to Minors Act) 4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law 5. Sole proprietorship or disregarded entity owned by an individual 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A)) The individual The actual owner of the account or, if combined funds, the first 1 individual on the account The minor2 The grantor-trustee The actual owner1 The owner3 The grantor* For this type of account: Give name and EIN of: 7. Disregarded entity not owned by an individual 8. A valid trust, estate, or pension trust 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 10. Association, club, religious, charitable, educational, or other tax-exempt organization 11. Partnership or multi-member LLC 12. A broker or registered nominee 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B)) The owner Legal entity4 The corporation The organization The partnership The broker or nominee The public entity The trust

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